ACQUISITION (Tables)	12 Months Ended
Dec. 28, 2025
ACQUISITION
Estimate of the fair value of the assets acquired and liabilities
Property, including leasehold improvements and equipment	$625,000
Intangible covenant not to compete	100,000
Inventory	65,000
Vehicle and other	28,000
Operating lease right-of-use asset	182,878
Total identifiable assets acquired	1,000,878
Operating lease liability	(182,878)
Net identifiable assets acquired	818,000
Goodwill	125,000
Purchase price	$943,000